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                                                                    EXHIBIT 10.1


                              CONSENT OF ACCOUNTANT

         We hereby consent to the use of our report dated August 20, 1999, on the financial statements of Capri Corp. and Subsidiary for the years ended June 30, 1999 and 1998. Such report is being included in a Registration Statement to be filed by Capri Corp. on Form 10-SB.


                                             /s/ Klesman, Halper & Co., P.C.



Palos Heights, Illinois
December 8, 1999